UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2014

__________________

Mercantile Bank Corporation

(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan	49504
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 2, 2014, Mercantile Bank Corporation, a Michigan corporation (“Mercantile”) filed a Form 8-K (the “Prior 8-K”) to report the consummation of the merger of Firstbank Corporation (“Firstbank”) with and into Mercantile pursuant to the terms of the Agreement and Plan of Merger between Mercantile and Firstbank dated August 14, 2013, which merger became effective on June 1, 2014. In the Prior 8-K, Mercantile stated that it would file the required financial statements of the business acquired and pro forma financial information by amendment. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information. This Form 8-K/A should be read in conjunction with the Prior 8-K.

Item 9.01     Financial Statements and Exhibits.

a) Financial Statements of Business Acquired

The audited financial statements of Firstbank Corporation as of December 31, 2013 and December 31, 2012 and for the fiscal years ended December 31, 2013, 2012 and 2011 are hereby incorporated by reference to Exhibit 99.1 hereto.

The unaudited financial statements of Firstbank Corporation as of March 31, 2014 for the three months then ended, are hereby incorporated by reference to Exhibit 99.2 hereto.

(b) Pro Forma Financial Information

The unaudited pro forma combined consolidated statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013 are hereby incorporated by reference to Exhibit 99.3 hereto.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of independent registered public accounting firm.

99.1

Audited financial statements of Firstbank Corporation as of December 31, 2013 and December 31, 2012 and for the fiscal years ended December 31, 2013, 2012 and 2011 (incorporated by reference to Firstbank Corporation’s Annual Report on Form 10-K filed on March 10, 2014).

99.2

Unaudited financial statements of Firstbank Corporation as of March 31, 2014 for the three months then ended (incorporated by reference to Firstbank Corporation’s Quarterly Report on Form 10-Q filed on April 30, 2014).

99.3	Unaudited pro forma combined condensed consolidated financial statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles E. Christmas
Charles E. Christmas
Senior Vice President, Chief
Financial Officer and Treasurer

Date: August 11, 2014

Exhibit Index

Exhibit No.	Description

23.1	Consent of independent registered public accounting firm.

99.1

Audited financial statements of Firstbank Corporation as of December 31, 2013 and December 31, 2012 and for the fiscal years ended December 31, 2013, 2012 and 2011 (incorporated by reference to Firstbank Corporation’s Annual Report on Form 10-K filed on March 10, 2014).

99.2

Unaudited financial statements of Firstbank Corporation as of March 31, 2014 for the three months then ended (incorporated by reference to Firstbank Corporation’s Quarterly Report on Form 10-Q filed on April 30, 2014).

99.3	Unaudited pro forma combined condensed consolidated financial statements.

4